UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2019

NATHAN’S FAMOUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35962	11-3166443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Jericho Plaza, Jericho, New York		11753
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 338-8500

N/A
(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	NATH	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The proposal to adopt the Nathan’s Famous, Inc. 2019 Stock Incentive Plan (the “2019 Plan”) was approved at the annual meeting of the stockholders of Nathan’s Famous, Inc. (the “Company”) on September 18, 2019. The terms of the 2019 Plan are set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the "SEC") on July 26, 2019, as amended by the Supplement to Proxy Statement filed with the SEC on August 14, 2019, each of which are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 18, 2019, the Company held its annual meeting of stockholders. At the annual meeting, stockholders of the Company voted on the matters set forth below. Each outstanding common share as of the record date was entitled to one vote on the proposals voted on at the meeting.

1. The proposal to elect eight directors was approved based upon the following vote:

Name	For	Withheld	Broker Non-Votes
Robert J. Eide	2,837,261	313,296	748,926
Eric Gatoff	3,087,442	63,115	748,926
Brian S. Genson	2,893,682	256,875	748,926
Barry Leistner	3,050,131	100,426	748,926
Howard M. Lorber	2,264,092	886,465	748,926
Wayne Norbitz	2,972,009	178,548	748,926
A.F. Petrocelli	2,792,004	358,553	748,926
Charles Raich	2,931,688	218,869	748,926

2. The proposal to adopt the 2019 Plan was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
3,097,977	50,563	2,017	748,926

3. The proposal to ratify the appointment of Marcum LLP as the Company’s auditors for fiscal year 2020 was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
3,708,481	43,982	147,020	0

4. The non-binding stockholder proposal to request that the board of directors of the Company initiate the appropriate processes to amend the Company’s certificate of incorporation and/or by-laws to require a majority vote in uncontested elections of directors of the Company was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
1,105,844	1,228,984	815,730	748,925

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2019	NATHAN’S FAMOUS, INC.

	By:	/s/ Ronald DeVos
		Name:	Ronald DeVos
		Title:	Vice President Finance and Chief Financial Officer (Principal Financial Officer and Accounting Officer)